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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                               September 25, 1996



                                CHILDROBICS, INC.

              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


   New York                           0-25110                     11-3163443
----------------                   -------------             -----------------
(State or other                    (Commission                 (IRS Employer
 jurisdiction of                    File Number)                Identification
 incorporation)                                                 No.)





                           1745 Expressway Drive North
                              Hauppauge, NY 11788
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                    (Address of principal executive offices)


                    Registrant's Telephone Number, including
                            area code: (516) 851-0055






                  --------------------------------------------
                 (Former Address, if changed since last report)


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

Item 7.       Financial Statements, Pro Forma
              Financial Information, and Exhibits
              -----------------------------------

         By Current Report on Form 8-K, having a report date of September 25, 1996 (the "September 25, 1996 Form 8-K"), Childrobics, Inc. (the "Company") reported the completion of its acquisition by merger of Just Kiddie Rides, Inc. ("Just Kiddie"), through a wholly-owned subsidiary of the Company. At the date of the filing of the September 25, 1996 Form 8-K with the Securities and Exchange Commission, it was impractical to file the financial statements of Just Kiddie as required by Item 7(a) of Form 8-K and the pro forma financial information as required by Item 7(b) of Form 8-K.

         (a)  Financial Statements of business acquired.
         In accordance with Item 7(a) of Form 8-K, attached hereto as Exhibit 1 are the historical financial statements intentionally omitted from the September 25, 1996 Form 8-K.

         (b)  Pro Forma Financial Information.
         In accordance with Item 7(b) of Form 8-K, attached hereto as Exhibit 2 are the pro forma financial statements intentionally omitted from the September 25, 1996 Form 8-K.

         (c)  Exhibits
         1. Audited Financial Statements of Just Kiddie for the fiscal years ended September 30, 1995 and September 30, 1996.

         2. Pro forma condensed consolidated balance sheet of the Company and its subsidiaries as of June 30, 1996 and pro forma condensed consolidated statement of operations of the Company and its subsidiaries for the year ended June 30, 1996.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 16, 1996

                                                      CHILDROBICS, INC.

                                                      By: /s/ Gerard A. Reda
                                                         ----------------------
                                                         Gerard A. Reda
                                                         President

                                  EXHIBIT INDEX



                                                                    Page Number
                                                                    -----------

1. Audited Financial Statements of Just Kiddie for the fiscal years ended September 30, 1995 and June 30, 1996.

2. Pro forma condensed consolidated balance sheet of the Company and its subsidiaries as of September 30, 1996 and pro forma condensed consolidated statements of operations of the Company and its subsidiaries for the year ended June 30, 1996.